SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	January 22, 2018

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is filed as an amendment to the Current Report on Form 8-K for Fulton Financial Corporation (“Fulton”) filed with the Securities and Exchange Commission on January 22, 2018 under Items 2.02 and 9.01 (the “Original Filing”). Fulton is filing this Amendment solely to correct typographical errors on Slide 6 of the presentation materials furnished as Exhibit 99.3 to the Original Filing (the “Presentation”). The explanation for the 2.6% decrease in non-interest income from the fourth quarter of 2016 in the narrative on Slide 6 of the Presentation did not specify that the $1.7 million favorable mortgage servicing valuation adjustment occurred during the fourth quarter of 2016. The effective income tax rate in the third quarter of 2017 was incorrectly stated as 20.6%. The correct effective tax rate was 20.5%. The effective tax rate for the fourth quarter of 2016 was correctly stated at 19.5%, however the time period referenced was incorrect. The 19.5% effective tax rate was for the fourth quarter of 2016 rather than the fourth quarter of 2017 as stated. A corrected version of the Presentation is attached hereto as Exhibit 99.3, and a corrected version of the Presentation has now been posted on Fulton’s website, www.fult.com.

No other changes have been made to the Presentation or the Original Filing. The remaining text of this Amendment and Exhibits 99.1 and 99.2, which are re-furnished herewith for the convenience of the reader, have not been changed from the Original Filing.

Item 2.02 - Results of Operations and Financial Condition

On January 23, 2018, Fulton Financial Corporation (“Fulton”) issued a press release (the “Press Release”) announcing its results of operations for the fourth quarter and year ended December 31, 2017. A copy of the Press Release and supplementary financial information which accompanied the Press Release, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated herein by reference. Fulton also posted on its Investor Relations website, www.fult.com, presentation materials Fulton used during the conference call and webcast that discussed those results on Tuesday, January 23, 2018 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to Fulton’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Statements relating to the “outlook” or “2018 Outlook” contained in Exhibit 99.3 to this Current Report are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investors Relations section of Fulton’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 22, 2018.
99.2	Supplementary financial information for the quarter and year ended December 31, 2017.
99.3	Presentation materials to be discussed during the conference call and webcast on January 23, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2018	FULTON FINANCIAL CORPORATION
By: /s/ Philmer H. Rohrbaugh
Philmer H. Rohrbaugh
Senior Executive Vice President,
Chief Operating Officer and
Chief Financial Officer